UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LivaNova PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On April 26, 2024, LivaNova PLC (the “Company”) filed its definitive proxy statement and notice of Annual General Meeting (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Company’s 2024 Annual General Meeting of Shareholders (“AGM”) to be held on June 11, 2024. This supplement (the “Supplement”) to the Proxy Statement is being filed to add Proposal No. 12, which is a non-binding, advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers, which is required by SEC rules to be included every six years. Specifically, the Company is asking its shareholders to vote, on a non-binding, advisory basis, with respect to the frequency of holding an advisory vote on executive compensation, as described herein. The recommendation of the Company’s Board of Directors (the “Board”) is that the Company continue to hold such an advisory vote on an annual basis and that the shareholders therefore vote for a frequency of “1 YEAR”.

Other than the changes described in this Supplement, which adds Proposal No. 12 and makes other conforming changes to the Proxy Statement, no other changes have been made to the Proxy Statement, and the Proxy Statement continues to be in full force and effect as originally prepared. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the Proxy Statement. A form of the revised proxy card reflecting the addition of Proposal No. 12 has also been included in this filing.

LivaNova PLC

20 Eastbourne Terrace

London W2 6LG, United Kingdom

Supplement to the Proxy Statement and Notice

for the 2024 Annual General Meeting of Shareholders

to be held Tuesday, June 11, 2024

On April 26, 2024, LivaNova PLC (the “Company”) filed its definitive proxy statement and notice of Annual General Meeting (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Company’s 2024 Annual General Meeting of Shareholders (“AGM”) to be held on June 11, 2024. Subsequent to that date, the Company determined that it had inadvertently omitted a required proposal to shareholders related to the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our shareholders with information regarding a new Proposal No. 12, a non-binding, advisory vote regarding the frequency with which the Company’s shareholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers.

This Supplement is being furnished to our shareholders of record at the close of business on April 15, 2024, the record date for the determination of shareholders entitled to attend the AGM. This Supplement supplements and amends the Proxy Statement, dated April 26, 2024, previously made available to our shareholders. This Supplement does not provide all of the information that is important to your decision at the AGM. Additional information is included in the Proxy Statement that was previously made available to our shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

We urge shareholders of record to vote on Proposals 1 through 12 by following the methods described in the Proxy Statement. Please note that, if you vote again, it will revoke all proxies previously submitted. Accordingly, it is important to indicate your vote on each proposal.

If you are a shareholder of record and you execute and return a new proxy but do not give instructions, your proxy will be voted “FOR” all nominees set forth in Proposal 1, “FOR” Proposals 2-11 and “1 YEAR” for Proposal 12.

If you have already voted and do not take further action, your previously submitted proxy will be voted at the AGM with respect to Proposals 1-11 but will not be counted in determining the outcome of Proposal 12.

Except for the addition of Proposal No. 12, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Proposal No. 12 — Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)

In addition to providing shareholders with the opportunity to cast a “say on pay” advisory vote on the compensation of our Named Executive Officers (“NEOs”) (see Proposal No. 2), in accordance with SEC rules, we are also providing our shareholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs in the future. This non-binding, advisory vote is commonly referred to as a “Say-on-Frequency” vote. Under this proposal, our shareholders may indicate whether they would prefer to have an advisory vote on executive compensation every 1 year, 2 years, or 3 years. The Compensation and Human Capital Management Committee and the Board believe that the advisory vote on executive compensation should be conducted every year because it will enable our shareholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between us and our shareholders on the compensation of our NEOs. You may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “1 year,” “2 years,” “3 years,” or “abstain.” The Say-on-Frequency vote is advisory, and therefore not binding on us, the Board, or the Compensation and Human Capital Management Committee. That said, the Board and the Compensation and Human Capital Management Committee value the opinions expressed by shareholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future advisory votes on compensation of our NEOs.

Vote Required:

The advisory vote regarding the frequency of the shareholder vote described in this proposal shall be determined by the option (every 1 year, 2 years or 3 years) receiving the most votes. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as the matter is considered non-routine and brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Board Recommendation:

The Board recommends shareholders vote for a frequency of every “1 Year.”

1 Year 2 Years 3 Years Abstain 1UPX 1.01 1.02 1.03 1.08 2. 7. 8. 9. For Against Abstain 1.09 For Against Abstain 10. 11. 12. For Against Abstain 1.04 1.05 3. 4. 1.06 5. 1.07 6. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03ZRLE + + A Proposals — The Board of Directors recommends a vote FOR all the nominees, FOR Proposals 2 – 11 and every 1 YEAR for Proposal 12. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2024 Annual General Meeting Proxy Card 1234 5678 9012 345 MMMMMMMMM 612728 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM MMMMMMM If no electronic voting, delete QR code and control # Δ ≈ 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/LIVN or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by the start of the meeting. Your vote matters – here’s how to vote!

Notice of 2024 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for 2024 Annual General Meeting The shareholder(s) hereby appoint(s) the duly appointed Chair of the 2024 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2024 Annual General Meeting of Shareholders of LivaNova PLC to be held at 3:00 pm BST on June 11, 2024 virtually via the internet at meetnow.global/MS6WDW6 and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chair is preferred, delete the words “the duly appointed Chair of the 2024 Annual General Meeting of the Shareholders of LivaNova PLC” above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shares, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” EVERY NOMINEE, “FOR” PROPOSALS 2-11 AND “1 YEAR” FOR PROPOSAL 12. Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting. To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope. You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” all nominees, “FOR” proposals 2-11 and “1 YEAR” for Proposal 12. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. (Items to be voted appear on reverse side) Proxy — LivaNova PLC q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 1. Ordinary Resolution: Election of Directors: 01 J. Christopher Barry 02 Francesco Bianchi 03 Stacy Enxing Seng 04 William Kozy 05 Vladimir Makatsaria 06 Dr. Sharon O’Kane 07 Todd Schermerhorn 08 Brooke Story 09 Peter Wilver 2. Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”). 3. Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2024. 4. Ordinary Resolution: To approve Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan. 5. Ordinary Resolution: To approve Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan. 6. Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,830,212, provided that: (A) (unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and (B) this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities. 7. Special Resolution: Subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,830,212, provided that: (A) unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and (B) this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers. 8. Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2023. 9. Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2023, together with the reports of the directors and auditors thereon. 10. Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2024. 11. Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor. 12. Ordinary Resolution: To approve, on an advisory basis, the frequency of U.S. Say-on-Pay votes ("U.S. Say-on-Frequency"). The 2024 Annual General Meeting for LivaNova PLC Shareholders will be held on June 11, 2024, 3:00 pm British Summer Time/10:00 am Eastern Time, virtually via the Internet at meetnow.global/MS6WDW6. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.